                               SECOND AMENDMENT
                         TO REVOLVING LOAN AGREEMENT


     THIS SECOND AMENDMENT TO REVOLVING LOAN AGREEMENT (the "Second Amendment"), dated effective as of the 1st day of September, 1997, is made by and between KMG-BERNUTH, INC., a Delaware corporation (the "Borrower"), and SOUTHTRUST BANK, NATIONAL ASSOCIATION, formerly known as SouthTrust Bank of Alabama, National Association (the "Bank").

                             W I T N E S S E T H:

     WHEREAS, the Borrower and the Bank entered into a Revolving Loan Agreement dated August 1, 1996 (the "Loan Agreement"); and

     WHEREAS, pursuant to that certain First Amendment to Revolving Loan Agreement dated effective as of December 31, 1996 (the "First Amendment") (the Loan Agreement as amended by the First Amendment being hereinafter referred to as the "Loan Agreement As Amended"), the Bank and Borrower amended the Loan Agreement to extend the Revolving Loan Termination Date until November 30, 1998 (except as otherwise herein specifically provided, all capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement As Amended); and

     WHEREAS, the Borrower desires, and the Bank has agreed, to further modify the Loan Agreement As Amended to extend the revolving Loan Termination Date until January 15, 1999, as well as to, concurrently herewith, modify the terms of the Revolving Note to evidence such extension and to revise the Interest Rate (as defined in the Revolving Note), all as more specifically hereinafter set forth.

     NOW, THEREFORE, the Borrower and the Bank hereby modify the Loan Agreement As Amended as follows:

     1. Article I of the Loan Agreement As Amended is further modified by deleting the definition of "Revolving Loan Termination Date" in its entirety and substituting the following definition in lieu thereof:

     "REVOLVING LOAN TERMINATION DATE" means the earlier of January 15, 1999, or the date the maturity of the Renewal Revolving Note is accelerated pursuant to Section 7.2 of this Agreement.

     2. As a condition to the effectiveness of this Second Amendment, (a) the Borrower shall have executed and delivered to the Bank an Amended and Restated Revolving Note in the form of EXHIBIT A hereto, and any and all references in the Loan Agreement, the Guaranty or any of the other Loan Documents to a "Note", "Revolving Note", "Promissory Note" or any other terminology intending to refer to the promissory note executed by the Borrower to evidence Borrower's obligation to repay the Revolving Loan shall automatically be deemed to mean said Amended and Restated Revolving Note, as the same may be further amended from time to time.

     3. Borrower represents and warrants to the Bank that all representations and warranties given by Borrower in Article V of the Loan Agreement As Amended are true and correct as of the date hereof, except to the extent affected by this Second Amendment. Borrower represents and warrants to the Bank that Borrower is in full compliance with all of the covenants of Borrower contained in Article VI of the Loan Agreement As Amended, except to the extent affected by this Second Amendment. Borrower agrees to pay directly, or reimburse the Bank for, all reasonable expenses, including the reasonable fees and expenses of legal counsel, incurred in connection with the preparation of the documentation to evidence this Second Amendment and any other documents executed in furtherance hereof, including, without limitation, the Amended and Restated Revolving Note.

     4. Except as heretofore or herein expressly modified, or as may otherwise be inconsistent with the terms of this Second Amendment (in which case the terms and conditions of this Second Amendment shall govern), all terms of the Loan Agreement As Amended shall be and remain in full force and effect, and the same are hereby ratified and confirmed in all respects.

     5. The undersigned David L. Hatcher ("Hatcher"), in his individual capacity, executes this Second Amendment to Revolving Loan Agreement to expressly evidence his assent to all the terms of the Loan Agreement As Amended and this Second Amendment, and to further acknowledge and agree that the Guaranty of Payment dated August 1, 1996, delivered by him to the Bank, as amended by that certain First Amendment to Guaranty of Payment dated as of December 31, 1996 (such guaranty of Payment as so amended being herein referred to as the "Guaranty"), remains in full force and effect and that the "Obligations" of Hatcher as the "Guarantor" under the Guaranty shall include, among other obligations, all obligations of the Borrower under the Loan Agreement As Amended, as amended by this Second Amendment, and under the Amended and Restated Revolving Note being executed simultaneously herewith.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment effective as of the date first above written.

WITNESSES:                         SOUTHTRUST BANK, NATIONAL ASSOCIATION


/s/                                By:  /s/
-------------------------------         -------------------------------
                                   Its: Group Vice President
                                        -------------------------------


                                   KMG-BERNUTH, INC.


       /s/ Jack Vernie             By:       /s/ David L. Hatcher
-------------------------------         -------------------------------
                                   Its:           President

ACKNOWLEDGMENT OF GUARANTOR:


   /s/ David L. Hatcher
-------------------------------
David L. Hatcher, Guarantor

                                       2